SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 30, 1997
                        (DATE OF EARLIEST EVENT REPORTED)

                              TECH-SYM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              NEVADA                                     74-1509818
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)

                                     1-4371
                            (COMMISSION FILE NUMBER)

                             10500 WESTOFFICE DRIVE
                              HOUSTON, TEXAS 77042

                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                 (713) 785-7790
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

        THE INFORMATION SET FORTH IN THE PRESS RELEASE OF THE REGISTRANT DATED OCTOBER 30, 1997, WHICH IS FILED AS AN EXHIBIT HERETO, IS INCORPORATED HEREBY BY REFERENCE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        THE FOLLOWING EXHIBITS ARE FILED HEREWITH:

        99(A) -- PRESS RELEASE ISSUED BY THE REGISTRANT DATED OCTOBER 30, 1997.

                                   SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                         TECH-SYM CORPORATION
                                              (REGISTRANT)

                                          BY:/s/RAY F. THOMPSON
                                                RAY F. THOMPSON
                                                VICE PRESIDENT AND CHIEF
                                                FINANCIAL OFFICER

DATE: OCTOBER 31, 1997
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                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

99(a)           PRESS RELEASE BY THE REGISTRANT DATED OCTOBER 30, 1997.
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